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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2001
                                                        ------------------

                               Chase Funding, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

         New York                  333-68848                    13-3840732
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      (State or other             (Commission                (IRS Employer
      jurisdiction of             File Number)             Identification No.)
      incorporation)

                             300 Tice Boulevard                      07675
                             Woodcliff Lake, NJ
--------------------------------------------------------------------------------
                  (Address of principal executive offices)          Zip Code


           Registrant's telephone, including area code: (201) 782-9084

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)




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ITEM 5. Other Events
        ------------

         Filing of Legality and Tax Opinions

         Attached as Exhibit 99.1 is the opinion of Morgan, Lewis & Bockius LLP with respect to the legality of the Company's Series 2001-4 Mortgage Loan Asset-Backed Certificates and certain tax matters relating thereto.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

       (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                             Description
-----------------                                       ------------
(99.1)                                                  Legal Opinion



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               CHASE FUNDING, INC.

Date: December 20, 2001
      -----------------                        By:    /s/ Eileen A. Lindblom
                                                      -------------------------
                                               Name:  Eileen A. Lindblom
                                               Title: Vice President


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                                INDEX TO EXHIBITS


Exhibit No.                 Description                      Page
-----------                 -----------                      ----

(99.1)                      Legal Opinion                     5